UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 14, 2015

Date of Report (Date of Earliest Event Reported)

COMM 2015-DC1 Mortgage Trust

(Exact name of issuing entity)

German American Capital Corporation

(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC

(Exact name of sponsor as specified in its charter)

Jefferies LoanCore LLC

(Exact name of sponsor as specified in its charter)

UBS Real Estate Securities Inc.

(Exact name of sponsor as specified in its charter)

Deutsche Mortgage & Asset Receiving Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-193376-16	04-3310019
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

60 Wall Street

New York, New York

(Address of principal executive offices)

(212) 250-2500

Registrant’s telephone number, including area code

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 4, 2015, Deutsche Mortgage & Asset Receiving Corporation (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of March 1, 2015 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, KeyBank National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, of COMM 2015-DC1 Mortgage Trust Commercial Mortgage Pass-Through Certificates (the “Certificates”).

The Certificates represent, in the aggregate, the entire beneficial ownership in COMM 2015-DC1 Mortgage Trust (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 67 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 81 commercial, multifamily and manufactured housing community properties.

The Mortgage Loan identified as “100 West 57th Street” on Exhibit B to the Pooling and Servicing Agreement (the “100 West 57th Street Mortgage Loan”), which is an asset of the Issuing Entity, is part of a loan combination (the “100 West 57th Street Loan Combination”) that includes the 100 West 57th Street Mortgage Loan and two other pari passu loans which are not assets of the Issuing Entity (each, a “100 West 57th Street Companion Loan”). The 100 West 57th Street Loan Combination, including the 100 West 57th Street Mortgage Loan, is being serviced and administered under the pooling and servicing agreement, dated as of July 1, 2015 (the “NXS2 Pooling and Servicing Agreement”), among the Depositor, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian, relating to the COMM 2015-DC1 Mortgage Trust securitization transaction into which one of the 100 West 57th Street Companion Loans was deposited. The NXS2 Pooling and Servicing Agreement is attached hereto as Exhibit 1.1.

The terms and conditions of the DC1 Pooling and Servicing Agreement applicable to the servicing of the 100 West 57th Street Mortgage Loan are substantially similar to the terms and conditions of the Pooling and Servicing Agreement applicable to the servicing of the other Mortgage Loans, as described under “The Pooling and Servicing Agreement” in the Prospectus Supplement filed by the Issuing Entity pursuant to Rule 424(b)(5) with respect to the Certificates on March 4, 2015.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99	Pooling and Servicing Agreement, dated as of July 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEUTSCHE MORTGAGE & ASSET RECEIVING CORPORATION (Registrant)

Date: July 14, 2015	By	/s/ Natalie Grainger
Name: Natalie Grainger Title: Director

By	/s/ Matt Smith
Name: Matt Smith Title: Director

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)
99	Pooling and Servicing Agreement, dated as of July 1, 2015, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor, Wilmington Trust, National Association, as trustee, and Wells Fargo Bank, National Association, as certificate administrator, paying agent and custodian.	(E)